1290 VT SmartBeta Equity ESG Portfolio — Class IB and Class K Shares
Summary Prospectus dated May 1, 2026

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2026, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI, reports to shareholders and other information about the Portfolio online at https://equitable-funds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve long-term capital appreciation.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 VT SmartBeta Equity ESG Portfolio	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.10%	0.85%
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$112	$350	$606	$1,340
Class K Shares	$87	$271	$471	$1,049
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of its portfolio.
VTSBEE 1

Investments, Risks, and Performance
Principal Investment Strategy
Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities of U.S. companies and foreign companies in developed markets. The Portfolio may invest in large, mid and small capitalization companies and will be broadly diversified across companies and industries. The Portfolio invests primarily in common stocks, but it also may invest in other equity securities such as preferred stocks, warrants, American Depositary Receipts and similar instruments.
The Sub-Adviser believes that investing in equity markets using a traditional indexing approach exposes an investor to general market risk, including concentration in the largest capitalization securities in the applicable index, volatility, and unpredictable earnings that, over a full market cycle, do not necessarily provide optimal market returns. The Sub-Adviser’s strategy in constructing the portfolio differs from a traditional indexing approach under which a portfolio generally invests in all or a representative sample of the securities in the applicable index and weights those securities according to their market capitalization. In the Sub-Adviser’s view, market return, or “beta,” can be achieved with less exposure to general market risk. The Sub-Adviser’s SmartBeta Equity strategy seeks to achieve, over a full market cycle, above-market returns with less volatility compared to the equity markets as a whole, as measured by the MSCI World Index. Generally, a full market cycle consists of a period of rising stock prices and strong performance (a bull market) followed by a period of falling stock prices and weak performance (a bear market), and a return to a bull market.
In constructing the portfolio, the Sub-Adviser analyzes fundamental risk/return characteristics as well as Environmental, Social and Governance (“ESG”) considerations. The Sub-Adviser begins with the MSCI World Index, a universe of global developed market equity securities. The Sub-Adviser then uses computer-aided quantitative analysis to identify securities for potential investment by applying proprietary filters that interact to analyze individual issuer data for risk factors that may include, but are not limited to, lower earnings quality, higher price volatility, speculation and distress. Securities that pass these initial filters are assigned a preliminary weighting in the portfolio. The Sub-Adviser next applies a proprietary diversification methodology, which is designed to produce a weighting scheme that reduces concentration risk by applying a greater level of diversification to the largest securities (by market capitalization).
The Sub-Adviser also assesses each security through its proprietary ESG framework, which assigns an ESG score to every stock. ESG scores are based on quantitative data and/or qualitative assessments (which may include ESG scores acquired from third-party providers of ESG research, ratings and data) as well as the Sub-Adviser’s proprietary research and assessment process. The data assessed include, but are not limited to, carbon emissions, water stress, health and safety at work, supply chain labor standards, business ethics, corruption and instability, and the data assessed may vary over time and depending on the issuer. Companies with ESG scores below 1.43 on a scale of 0 to 10 (with 10 representing the most favorable ESG score under the framework) are automatically excluded. All ESG scores are monitored and updated regularly. The factors and processes used to determine ESG scores are expected to develop over time and involve the consideration of criteria deemed relevant by the Sub-Adviser and its third-party data providers.
The Sub-Adviser seeks to construct a portfolio with the desired risk/return profile while minimizing ESG risk by considering ESG criteria, including ESG scores, and applying policies and standards that are designed to identify certain sectors, products and services in which the Sub-Adviser will not invest the Portfolio’s assets. The Sub-Adviser’s responsible investment sectoral policies generally exclude companies that the Sub-Adviser, in its sole discretion, determines are engaged in, have a specified level or type of involvement in, and/or derive threshold amounts of their revenue from certain activities, including, but not limited to: coal production or coal power generation; oil sands production; shale and tight oil and gas production; Arctic oil and gas production; tobacco production; palm oil production; the production of soy, cattle products, and timber products; and the production of controversial weapons (such as anti-personnel landmines, cluster munitions, and chemical, biological and nuclear weapons). The Sub-Adviser’s ESG standards generally exclude companies that the Sub-Adviser, in its sole discretion, determines are involved in the development, production, maintenance or sale of white phosphorus weapons; companies assessed as being “non-compliant” with international norms and standards (with a particular focus on the United Nations Global Compact Principles, the United Nations Guiding Principles on Business and Human Rights, the Organisation for Economic Co-operation and Development Guidelines for Multinational Enterprises, and the International Labour Organization’s Conventions); and companies that the Sub-Adviser, in its sole discretion, determines are exposed to severe controversies (i.e., companies involved in incidents and events that pose a severe business or reputation risk to a company due to the impact on stakeholders or the environment). The exclusions may be updated periodically in the Sub-Adviser’s discretion. The Sub-Adviser may consider exceptions to the exclusions based on a qualitative analysis demonstrating that the ESG criteria have been considered comprehensively.
VTSBEE 2

The level or type of involvement in, or the threshold amount of revenue derived from, certain activities that leads to exclusion by the Sub-Adviser can vary from one activity to another. In analyzing whether a company meets the Sub-Adviser’s criteria described above, the Sub-Adviser may rely upon, among other things, data provided by third-party providers. The Sub-Adviser, in its sole discretion, retains the right not to use data provided by third-party providers where it deems the data not to be representative of a company’s current business operations. In such cases, or where data on specific companies may not be available from third-party providers, the Sub-Adviser may make reasonable estimates or otherwise exercise its discretion.
The Sub-Adviser may apply this investment selection process to invest in emerging market equity securities.
The Sub-Adviser may sell a security for a variety of reasons, including but not limited to, when the security’s fundamentals no longer meet the Sub-Adviser’s criteria, or to secure gains, limit losses, or redeploy assets into securities that the Sub-Adviser believes offer superior investment opportunities.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk  — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, have led, and may in the future lead, to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. For example, the armed conflict among the United States, Israel and Iran that commenced in February 2026 has contributed to increased volatility and uncertainty in financial markets as well as significant volatility in the oil and natural gas markets, which has created widespread economic disruption. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt
VTSBEE 3

and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Risk  — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Portfolio may experience a significant or complete loss on its investment in an equity security.
Large-Cap Company Risk  — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap and Small-Cap Company Risk  — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Quantitative Investing Risk  — The success of the Portfolio’s investment strategy depends largely on the effectiveness of the Portfolio’s quantitative model for screening securities for investment by the Portfolio. The portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the emphasis placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. The Portfolio’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Portfolio may have a lower return than if it were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.
Investment Strategy Risk  — The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A Portfolio comprised of stocks intended to reduce exposure to uncompensated risk may not necessarily be less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Portfolio investments may exhibit higher volatility than expected or underperform the markets. The Portfolio’s strategy may result in the Portfolio underperforming the general securities markets, particularly during periods of strong positive market performance.
Portfolio Management Risk  — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates or other factors, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
VTSBEE 4

ESG Considerations Risk  — The consideration of ESG criteria, as determined by the Sub-Adviser, in the investment process may limit the types and number of investment opportunities available to the Portfolio and, therefore, carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not score or screen companies based on ESG criteria or funds that use a different ESG methodology. The consideration of ESG criteria also may affect the Portfolio’s exposure to certain sectors or types of investments and may adversely impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Furthermore, ESG criteria are not uniformly defined, and the ESG criteria used by the Portfolio may differ from the ESG criteria used by other funds. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Sub-Adviser or any judgment exercised by the Sub-Adviser will reflect the opinions of any particular investor, and the criteria used by the Sub-Adviser may differ from the criteria that any particular investor considers relevant in evaluating an issuer’s ESG practices. The Sub-Adviser’s criteria tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors.
A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance could change over time, which could cause the Portfolio temporarily to hold securities that do not comply with the Sub-Adviser’s ESG investment principles. Although an investment by the Portfolio in a company may satisfy one or more of the Sub-Adviser’s ESG criteria in the view of the Sub-Adviser, there is no guarantee that such company will actually conduct its affairs in a manner that results in more favorable ESG outcomes, and that same company may also fail to satisfy other ESG criteria. Although the Sub-Adviser’s ESG process seeks to exclude issuers that are misaligned with certain ESG principles, as determined by the Sub-Adviser’s criteria, the process carries the risk that the Portfolio may invest in securities of issuers whose ESG practices are weaker relative to certain peers or industry benchmarks or securities of issuers that may be in the supply chain or distribution network for issuers involved in industries that are the subject of the exclusions. In addition, information or data used in evaluating a company may not be complete, accurate, or readily available, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance.
Successful application of the Sub-Adviser’s ESG investment principles will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues. There is no guarantee that the incorporation of ESG considerations will be additive to the Portfolio’s performance. Further, the regulatory landscape for ESG investing in the United States continues to evolve, and future rules or regulations may require the Portfolio to change its investment process.
Foreign Securities Risk  — Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk  —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time.
Emerging Markets Risk  — The risks associated with investments in emerging market countries often are significant and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns, and the legal rights and remedies available to the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and
VTSBEE 5

more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
European Economic Risk  — The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Portfolio’s investments and cause it to lose money. Furthermore, the national politics of European countries have been unpredictable; unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Geographic Focus Risk  — To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified portfolios. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2025, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.
Prior to January 1, 2018, the Portfolio did not integrate ESG filters into its portfolio construction process.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

 Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	15.69%	2020 2nd Quarter
Worst quarter (% and time period)	-18.65%	2020 1st Quarter
VTSBEE 6

  Average Annual Total Returns

	One Year	Five Years	Ten Years
1290 VT SmartBeta Equity ESG Portfolio - Class IB	13.95%	10.21%	10.74%
1290 VT SmartBeta Equity ESG Portfolio - Class K	14.31%	10.49%	11.01%
MSCI World (Net) Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	21.09%	12.15%	12.17%
Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Since
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	2026
Sub-Adviser: AXA Investment Managers US Inc. (“AXA IM” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Since
Cameron Gray	Head of Portfolio Implementation of Equity QI at AXA IM	2015
Ram Rasaratnam, CFA®	Chief Investment Officer of Equity QI at AXA IM	2021
Jonathan White	Head of Investment Strategy & Sustainability at AXA IM	2023
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
VTSBEE 7

TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
VTSBEE 8